Neuberger Berman Equity Funds(R)
Investor Class
Trust Class
Advisor Class
Institutional Class

Supplement to the Statement of Additional Information dated December 12, 2002 (as amended on May 1, 2003).

The following information supplements the Statement of Additional Information dated December 12, 2002 (as amended on May 1, 2003) for the Investor Class, Trust Class, Advisor Class and Institutional Class of Neuberger Berman Equity Funds (the "Trust"):

On October 31, 2003, Lehman Brothers Holdings Inc. ("Lehman Brothers") acquired Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, which respectively serve as the investment manager and sub-adviser to each series of the Trust (each a "Fund"). As a result of the acquisition, Neuberger Berman Management Inc. and Neuberger Berman, LLC are indirect subsidiaries of Lehman Brothers, a publicly traded company.

The acquisition constituted an "assignment" as defined in the Investment Company Act of 1940, which automatically terminated the management and sub-advisory agreements for each Fund. In connection with the acquisition, shareholders of the Funds and the Trust's Board of Trustees have approved new Management and Sub-Advisory Agreements for each Fund. The terms of the new Management and Sub-Advisory Agreements, which are effective October 31, 2003, are identical in all material respects to those of the Funds' previous agreements. The Board of Trustees has also approved new Distribution and Administration Agreements with respect to each Fund.

                      The date of this supplement is October 31, 2003